UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2011

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-33488	20-8995389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 765-7801

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

Supplement to Definitive Proxy Statement/Prospectus

In connection with an agreement in principle with respect to the settlement of certain outstanding shareholder litigation described in the proxy statement/prospectus dated April 12, 2011 (the “Proxy Statement”), Bank of Montreal (“BMO”) and Marshall & Ilsley Corporation (“M&I”) have agreed to make the following supplemental disclosures to the Proxy Statement.  This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety.

The following disclosure supplements the discussion on page 49 of the Proxy Statement regarding M&I’s engagement of BofA Merrill Lynch to act as M&I’s financial advisor in connection with the Merger.

M&I determined to engage BofA Merrill Lynch as its financial advisor because of, among other things, BofA Merrill Lynch’s knowledge of the banking industry as well as its significant experience and reputation in providing financial advisory services in connection with transactions similar to the merger.  M&I did not seek to retain any other financial advisors.

The following disclosure replaces a portion of the discussion on pages 49-50 of the Proxy Statement regarding M&I’s determination to enter into negotiations with each of BMO and Party A with respect to a potential acquisition.

M&I’s board of directors also considered the likely terms on which acceptable levels of additional capital could be raised in a public or private offering of additional shares of M&I common stock and the pro forma impact of such an offering on M&I and its shareholders, and the fact that M&I had not received any prior inbound indications of interest with respect to a potential acquisition from any party other than BMO and Party A.  After further discussions, and based on the factors detailed above, M&I’s board of directors authorized management to enter into negotiations with each of BMO and Party A with respect to a potential acquisition.

The following disclosure supplements the discussion on pages 50 and 51 of the Proxy Statement regarding the indications of interest submitted by BMO and Party A.

The indications of interest submitted by BMO and Party A did not address the possibility of continued employment for M&I management.

The following disclosure replaces the discussion on page 50 of the Proxy Statement regarding the confidentiality agreements entered with BMO and Party A.

Following the meeting, on December 9, 2010, M&I entered into confidentiality agreements, in customary form, with each of BMO and Party A so that each of these parties could commence its respective due diligence review of M&I.  The confidentiality agreements did not contain any standstill provisions restricting BMO or Party A from engaging in potential non-negotiated transactions with respect to M&I (and no other third party is subject to such a restriction), but did prohibit BMO and Party A from using confidential information furnished by M&I other than for purposes of a negotiated acquisition.

The following disclosure supplements the discussion on page 50 of the Proxy Statement regarding the delivery of initial drafts of a stock option agreement to BMO’s and Party A’s respective legal counsel.

M&I’s counsel delivered the initial draft stock option agreement because under the circumstances of the merger, M&I determined that entering into a stock option agreement was an appropriate alternative form of deal protection to M&I agreeing to pay, in certain circumstances, a cash termination fee, and was consistent with the deal protection measures used in numerous similar transactions in the banking industry.

The following disclosure supplements the discussion on page 51 of the Proxy Statement regarding the determination of M&I’s board of directors to adopt and approve the merger agreement.

In determining to approve the merger agreement M&I’s board of directors also determined that the merger was consistent with the best interests of M&I’s other constituencies, including its employees and the communities served by M&I.

The following disclosure replaces a portion of the discussion on page 56 of the Proxy Statement regarding BofA Merrill Lynch’s selected publicly traded companies analysis relating to M&I.

BofA Merrill Lynch reviewed, among other things, equity values as multiples of calendar year 2012 estimated earnings per share, referred to as EPS, and tangible book value and book value per share as of September 30, 2010.  The overall low, median, average and high multiples observed for the selected companies listed above for (i) calendar year 2012 estimated EPS were 9.4x, 11.5x, 11.5x and 13.5x, respectively, (ii) tangible book value per share as of September 30, 2010 were 0.84x, 1.42x, 1.41x and 2.56x, respectively, and (iii) book value per share as of September 30, 2010 were 0.57x, 1.10x, 1.08x and 1.69x, respectively.  BofA Merrill Lynch then applied selected multiple ranges of calendar year 2012 estimated EPS of 10.0x to 12.0x and tangible book value and book value per share (as of September 30, 2010) of 0.75x to 1.0x and 0.50x to 1.0x, respectively, derived from the M&I selected companies to corresponding data of M&I based on publicly available research analysts’ estimates relating to M&I and M&I’s public filings.  This analysis indicated implied equity value reference ranges for M&I based on EPS, tangible book value per share and book value per share of approximately $5.30 to $6.30 per share, $6.00 to $7.90 per share and $4.70 to $9.30 per share, respectively.

The following disclosure replaces a portion of the discussion on page 56 of the Proxy Statement regarding BofA Merrill Lynch’s selected publicly traded companies analysis relating to BMO.

BofA Merrill Lynch reviewed, among other things, equity values as multiples of calendar year 2012 estimated EPS and tangible book value and book value per share as of October 31, 2010.  The overall low, median, average and high multiples observed for the selected companies listed above for (i) calendar year 2012 estimated EPS were 9.8x, 10.0x, 10.4x and 11.3x, respectively, (ii) tangible book value per share as of October 31, 2010 were 2.37x, 2.98x, 2.87x and 3.07x, respectively, and (iii) book value per share as of October 31, 2010 were 1.64x, 2.17x, 2.14x and 2.52x, respectively.  BofA Merrill Lynch then applied selected multiple ranges of calendar year 2012 estimated EPS of 9.5x to 11.0x and tangible book value and book value per share (as of October 31, 2010) of 2.0x to 3.0x and 1.75x to 2.25x, respectively, derived from the BMO selected companies to corresponding data of BMO based on publicly available research analysts’ estimates relating to BMO and BMO’s public filings.  This analysis indicated implied equity value reference ranges for BMO based on EPS, tangible book value per share and book value per share of approximately $56.90 to $65.80 per share, $59.00 to $88.50 per share and $59.10 to $75.90 per share, respectively.

The following disclosure replaces the discussion on page 57 of the Proxy Statement regarding BofA Merrill Lynch’s dividend discount analysis relating to M&I.

M&I.  In performing a dividend discount analysis of M&I, BofA Merrill Lynch calculated the estimated present value of distributable cash flow that M&I was forecasted to generate during fiscal years ending December 31, 2011 through December 31, 2015 based on internal estimates of M&I’s management.  BofA Merrill Lynch then calculated terminal value ranges for M&I by applying to M&I’s fiscal year ending December 31, 2016 estimated net income a range of terminal value multiples of 9.0x to 11.0x, which range was selected taking into consideration, among other things, EPS multiples for the selected companies referred to above under “Selected Publicly Traded Companies Analyses – M&I.”  The distributable cash flows and terminal values were then discounted to present values using discount rates ranging from 9.5% to 12.5%, which range was selected taking into consideration, among other things, a cost of equity calculation.  This analysis indicated an implied equity value reference range for M&I of approximately $5.30 to $7.10 per share.

The following disclosure replaces the discussion on page 57 of the Proxy Statement regarding BofA Merrill Lynch’s dividend discount analysis relating to BMO.

BMO.  In performing a dividend discount analysis of BMO, BofA Merrill Lynch calculated the estimated present value of distributable cash flow that BMO was forecasted to generate during fiscal years ending October 31, 2011 through October 31, 2016 based on publicly available research analysts’ estimates relating to BMO and other publicly available information.  BofA Merrill Lynch then calculated terminal value ranges for BMO by applying to BMO’s fiscal year ending October 31, 2017 estimated net income a range of terminal value multiples of 9.5x to 11.0x, which range was selected taking into consideration, among other things, EPS multiples for the selected companies referred to above under “Selected Publicly Traded Companies Analyses – BMO.”  The distributable cash flows and terminal values were then discounted to present values using discount rates ranging from 7.0% to 9.0%, which range was selected taking into consideration, among other things, a cost of equity calculation.  This analysis indicated an implied equity value reference range for BMO of approximately $68.70 to $84.30 per share.

The following disclosure replaces the discussion on page 57 of the Proxy Statement regarding BofA Merrill Lynch’s informational review of the relative contributions of M&I and BMO to the pro forma combined company.

relative contributions of M&I and BMO to various current and future financial metrics (including net loans, most recent quarter average earning assets, tangible assets, assets, deposits, tangible equity, tangible common equity, latest 12 months and calendar year 2011 pre-tax pre-provision income, calendar year 2011 net income and number of branches) of the pro forma combined company, without giving effect to purchase accounting adjustments or potential synergies, based on publicly available financial data of M&I as of September 30, 2010 and internal estimates of M&I’s management and publicly available financial data of BMO as of October 31, 2010 and research analysts’ estimates relating to BMO, noting that the relative contributions indicated an overall range of aggregate equity ownership percentages for M&I’s shareholders in the combined company of approximately 8.0% to 23.0% (or, based on the specific metrics noted, approximate equity ownership percentages for M&I’s shareholders in the combined company of 18.0% (net loans), 13.0% (most recent quarter average earning assets), 11.0% (tangible assets), 11.0% (assets), 13.0% (deposits), 23.0% (tangible equity), 20.0% (tangible common equity), 16.0% (latest 12 months pre-tax pre-provision income), 12.0% (calendar year 2011 pre-tax pre-provision income), 8.0% (calendar year 2011 net income) and 23.0% (number of branches)); and

The following disclosure replaces the discussion on page 58 of the Proxy Statement regarding BofA Merrill Lynch’s informational review of selected precedent transactions.

selected precedent transactions announced between January 1, 2004 and December 15, 2010 involving the sale of commercial banks with transaction values of between U.S.$2.0 billion and U.S.$6.0 billion, including PNC Financial Services Group, Inc.'s acquisition of National City Corporation, Mitsubishi UFJ Financial Group, Inc.'s acquisition of UnionBanCal Corporation, Huntington Bancshares Incorporated's acquisition of Sky Financial Group, Inc., Toronto-Dominion Bank's acquisition of TD Banknorth Inc., Banco Bilbao Vizcaya Argentaria, S.A.'s acquisition of Texas Regional Bancshares, Inc., Sovereign Bancorp, Inc.'s acquisition of Independence Community Bank Corp., Wachovia Corporation's acquisition of Westcorp, Capital One Financial Corporation's acquisition of Hibernia Corporation, TD Bank Financial Group's acquisition of Banknorth Group, Inc. and National City Corporation's acquisition of Provident Financial Group, Inc., which selected transactions indicated ranges of implied multiples (to the extent data was meaningful) of tangible book value and book value per share as of the most recent quarter prior to announcement of the relevant transaction of 0.37x to 4.99x and 0.27x to 3.24x, respectively, and latest 12 months EPS prior to announcement of the relevant transaction of 14.3x to 24.3x, and selected precedent transactions announced between January 1, 2008 and December 15, 2010 involving the sale of commercial banks with assets of greater than U.S.$8 billion, including MT&T Bank Corporation's acquisition of Wilmington Trust Company, First Niagara Financial Group, Inc.'s acquisition of NewAlliance Bancshares, Inc. and Toronto-Dominion Bank's acquisition of South Financial Group, Inc., which selected transactions indicated ranges of implied multiples (to the extent data was meaningful) of tangible book value and book value per share as of the most recent quarter prior to announcement of the relevant transaction of 0.17x to 1.65x and 0.10x to 1.02x, respectively, and a latest 12 months EPS multiple of 24.6x.

The following disclosure replaces the discussion on page 58 of the Proxy Statement regarding the fees to be received by BofA Merrill Lynch in connection with its services as M&I’s financial advisor.

In connection with BofA Merrill Lynch’s services as M&I’s financial advisor, M&I has agreed to pay BofA Merrill Lynch an aggregate fee of US$20 million, portions of which were payable in connection with BofA Merrill Lynch’s engagement and the delivery of BofA Merrill Lynch’s opinion and US$15.75 million of which is contingent on completion of the merger.

The following disclosure supplements the discussion on page 59 of the Proxy Statement regarding the financial services provided to BMO by BofA Merrill Lynch.

From January 1, 2009 through the delivery of BofA Merrill Lynch's opinion on December 16, 2010, BMO paid BofA Merrill Lynch for certain investment banking and commercial banking services fees that are in the aggregate less than the total fee payable to BofA Merrill Lynch in connection with its services as M&I’s financial advisor with respect to the merger (described above).

Additional Information for Shareholders.

In connection with the proposed merger transaction, BMO has filed with the Securities and Exchange Commission a Registration Statement on Form F-4 and a definitive Proxy Statement/Prospectus, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the definitive Proxy Statement/Prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about BMO and M&I, may be obtained at the SEC's Internet site ( http://www.sec.gov). You can also obtain these documents free of charge, from BMO at www.BMO.com under the tab "About BMO - Investor Relations" and then under the heading "Frequently Accessed Documents", from BMO Investor Relations at investor.relations@bmo.com or (416) 867-6642, from M&I by accessing M&I’s website at www.MICorp.com under the tab "Investor Relations" and then under the heading "SEC Filings", or from M&I at (414) 765-7814.

BMO and M&I and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of M&I in connection with the proposed merger. Information about the directors and executive officers of BMO is set forth in the proxy statement for BMO’s 2011 annual meeting of shareholders, as filed with the SEC on Form 6-K on February 25, 2011. Information about the directors and executive officers of M&I is set forth in M&I’s annual report for the year ended December 31, 2010, as filed with the SEC on Form 10-K on March 1, 2011, and as amended by Form 10-K/A filed with the SEC on April 29, 2011. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the above-referenced definitive Proxy Statement/Prospectus. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marshall & Ilsley Corporation

Date: May 12, 2011
By: /s/ Gregory A. Smith
Name: Gregory A. Smith Title: Senior Vice President and Chief Financial Officer